UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 6, 2021

_____________________

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Main Street, Chatham, New Jersey 07928

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (862) 904-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Global Market

Item 2.02	Results of Operations and Financial Condition

On November 8, 2021, Tonix Pharmaceuticals Holding Corp. (the “Company”) announced its operating results for the quarter ended September 30, 2021. A copy of the press release that discusses this matter is filed as Exhibit 99.01 to, and incorporated by reference in, this report.

Item 7.01	Regulation FD Disclosure.

On November 6, 2021, the Company presented an oral presentation of positive results from its Phase 3 clinical study, RELIEF, of TNX-102 SL for the management of fibromyalgia entitled, “TNX-102 SL (Sublingual Cyclobenzaprine) for the Treatment of Fibromyalgia in the RELIEF Study: Positive Results of a Phase 3 Randomized, Double-Blind, Placebo-Controlled Multicenter Efficacy and Safety Trial” (the “Presentation”) at the American College of Rheumatology Convergence 2021. Copies of the Presentation and press release which discusses this matter are furnished hereto as Exhibits 99.02 and 99.03, respectively, and incorporated herein by reference.

The Company updated its investor presentation, which is used to conduct meetings with investors, stockholders and analysts and at investor conferences, and which the Company intends to place on its website, which may contain nonpublic information. A copy of the presentation is filed as Exhibit 99.04 hereto and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.02, 99.03 and 99.04 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the United States Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On November 6, 2021, the Company presented an oral presentation of previously announced positive results from its Phase 3 clinical study, RELIEF, of TNX-102 SL for the management of fibromyalgia entitled, “TNX-102 SL (Sublingual Cyclobenzaprine) for the Treatment of Fibromyalgia in the RELIEF Study: Positive Results of a Phase 3 Randomized, Double-Blind, Placebo-Controlled Multicenter Efficacy and Safety Trial”. The study shows that there was a higher rate of responders to TNX-102 SL (47%) than to placebo (35%; p=0.006). Early discontinuation rates in the study were similar for TNX-102 SL and placebo (16.5% and 17.7%, respectively). In addition, TNX-102 SL was well tolerated with the most common adverse event from active treatment being oral hypoaesthesia, a sensory administration site reaction that is typically transient, was never rated as severe, and only led to one discontinuation of a trial participant. Topline results from RALLY, a second Phase 3 study for TNX-102 SL for the management of fibromyalgia, enrollment in which was stopped after an interim analysis showed that the study was not likely to meet its primary endpoint, are expected before year end. The Company will determine the next steps in this program based on analysis of the RALLY data, which will include pharmacogenomic analyses of the RALLY and RELIEF studies.

Forward- Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the results of the Phase 3 RELIEF and RALLY studies, the Company’s product development, clinical trials, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statement that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.

	99.01	Press Release dated November 8, 2021, issued by the Company
	99.02	ACR 2021 Oral Presentation
	99.03	Press Release dated November 8, 2021, issued by the Company
	99.04	Corporate Presentation by the Company for November 2021
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: November 8, 2021	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer